UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2011

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

Genco Shipping & Trading Limited is disclosing the table set forth below that reflects the current employment of its current fleet, excluding vessels of its subsidiary, Baltic Trading Limited.  The table includes updated information for the charters of vessels whose names are indicated with an asterisk below.  All such charters are subject to the completion of definitive documentation.

Vessel	Year Built	Charterer	Charter Expiration (1)	Cash Daily Rate (2)	Net Revenue Daily Rate (3)

Capesize Vessels
Genco Augustus*	2007	Cargill International S.A.	December 2011	100% of BCI(4)
Genco Tiberius	2007	Cargill International S.A.	September 2011	31,000
Genco London	2007	Cargill International S.A.	September 2011	31,000
Genco Titus	2007	Cargill International S.A.	September 2011	45,000(5)	46,250
Genco Constantine	2008	Cargill International S.A.	August 2012	52,750(5)
Genco Hadrian	2008	Cargill International S.A.	October 2012	65,000(5)
Genco Commodus	2009	Morgan Stanley Capital Group Inc.	June 2011	36,000
Genco Maximus*	2009	Swissmarine Services S.A.	November 2011	98.5% of BCI(6)
Genco Claudius	2010	Cargill International S.A.	February 2011	13,000

Panamax Vessels
Genco Beauty	1999	D/S Norden A/S, Copenhagen	April 2011	27,000
Genco Knight	1999	Swissmarine Services S.A.	Mar. 2011/Feb. 2012	25,000/100% of BPI(7)
Genco Leader	1999	J. Aron & Company	December 2011	100% of BPI(8)
Genco Vigour	1999	Global Maritime Investments Ltd.	December 2011	100% of BPI(9)
Genco Acheron	1999	Global Chartering Ltd (a subsidiary of ArcelorMittal Group)	July 2011	55,250
Genco Surprise	1998	Global Maritime Investments Ltd.	November 2011	97% of BPI(10)
Genco Raptor	2007	COSCO Bulk Carriers Co., Ltd.	April 2012	52,800
Genco Thunder	2007	Swissmarine Services S.A.	November 2011	100% of BPI(11)

Supramax Vessels
Genco Predator	2005	Pacific Basin Chartering Ltd.	April 2011	22,500
Genco Warrior	2005	Klaveness Chartering	October 2011	102% of BSI(12)
Genco Hunter	2007	Pacific Basin Chartering Ltd.	February 2011	21,750
Genco Cavalier	2007	MUR Shipping B.V.	September 2011	19,200
Genco Lorraine	2009	Olam International Ltd.	June 2012	18,500
Genco Loire	2009	Oldendorff GMBH and Co.	August 2011	20,250
Genco Aquitaine	2009	Samsun Logix Corporation	March 2011	21,250(13)
Genco Ardennes	2009	Klaveness Chartering	August 2012	19,000
Genco Auvergne	2009	Trafigura Beheer BV	October 2011	102% of BSI(12)
Genco Bourgogne	2010	Setaf-Saget SAS	November 2011	19,900
Genco Brittany*	2010	Swissmarine Services S.A.	December 2011	102% of BSI(12)
Genco Languedoc	2010	Swissmarine Services S.A.	October 2011	102% of BSI(12)
Genco Normandy*	2007	San Juan Navigation Corporation	March 2011	8,600(14)
Genco Picardy*	2005	Trafigura Beheer BV	November 2011	100% of BSI(15)
Genco Provence	2004	Setaf-Saget SAS	December 2011	20,250
Genco Pyrenees	2010	Setaf-Saget SAS	July 2011	19,000

Handymax Vessels
Genco Success*	1997	Swissmarine Services S.A.	December 2011	90% of BSI(16)
Genco Carrier	1998	Louis Dreyfus Corporation	March 2011	37,000
Genco Prosperity	1997	Pacific Basin Chartering Ltd	June 2011	37,000
Genco Wisdom	1997	Klaveness Chartering	September 2011	12,750(17)

Genco Marine	1996	STX Pan Ocean Co. Ltd.	April 2011	20,000
Genco Muse	2001	Trafigura Beheer BV	February 2011	12,500(18)

Handysize Vessels
Genco Explorer	1999	Lauritzen Bulkers A/S	April 2011	Spot(19)
Genco Pioneer	1999	Lauritzen Bulkers A/S	April 2011	Spot(19)
Genco Progress	1999	Lauritzen Bulkers A/S	January 2012	Spot(19)
Genco Reliance	1999	Lauritzen Bulkers A/S	January 2012	Spot(19)
Genco Sugar	1998	Lauritzen Bulkers A/S	January 2012	Spot(19)
Genco Charger*	2005	AMN Bulkcarriers Inc.	December 2011	100% of BHSI(20)
Genco Challenger*	2003	AMN Bulkcarriers Inc.	December 2011	100% of BHSI(20)
Genco Champion	2006	Pacific Basin Chartering Ltd.	March 2011	12,000
Genco Ocean	2010	Cargill International S.A.	June, 2013	$8,500-$13,500 with 50% profit sharing(21)	(22)
Genco Bay	2010	Cargill International S.A.	February, 2013	$8,500-$13,500 with 50% profit sharing(21)	(22)

Vessels to be Delivered
Supramax Vessels
Genco Rhone	2011 (23)	-	-	-

Handysize Vessels
Genco Avra	2011 (23)	Cargill International S.A.	34.5-37.5 months after delivery	$8,500-$13,500 with 50% profit sharing(21)	(25)
Genco Mare	2011 (23)	Cargill International S.A.	45.5-50.5 months after delivery	115% of BHSI(24)
Genco Spirit	2011 (23)	Cargill International S.A.	34.5-37.5 months after delivery	$8,500-$13,500 with 50% profit sharing(21)	(25)

(1) The charter expiration dates presented represent the earliest dates that our charters may be terminated in the ordinary course.  Except for the Genco Titus, Genco Constantine, and Genco Hadrian under the terms of each contract, the charterer is entitled to extend the time charters from two to four months in order to complete the vessel's final voyage plus any time the vessel has been off-hire. The charterer of the Genco Titus and Genco Hadrian has the option to extend the charter for a period of one year.  The Genco Constantine has the option to extend the charter for a period of eight months.
(2) Time charter rates presented are the gross daily charterhire rates before third-party commissions generally ranging from 1.25% to 6.25%. In a time charter, the charterer is responsible for voyage expenses such as bunkers, port expenses, agents’ fees and canal dues.
(3) For the vessels acquired with a below-market time charter rate, the approximate amount of revenue on a daily basis to be recognized as revenues is displayed in the column named ‘‘Net Revenue Daily Rate’’ and is net of any third-party commissions. Since these vessels were acquired with existing time charters with below-market rates, Genco allocated the purchase price between the respective vessels and an intangible liability for the value assigned to the below-market charter-hire. This intangible liability is amortized as an increase to voyage revenues over the minimum remaining terms of the applicable charters. The minimum remaining term for the Genco Titus is on September 26, 2011 and for the Genco Picardy November 11, 2010, at which point the respective liabilities were or will be amortized to zero and the vessels began or will begin earning the ‘‘Cash Daily Rate.’’ For cash flow purposes, Genco will continue to receive the rate presented in the ‘‘Cash Daily Rate’’ column until the charter expires.
(4) We have reached an agreement with Cargill International S.A. at a rate of $5,000 a day for the first 30 days of the time charter.  For the next 20 days hire payment is to be based on the Baltic Capesize Index C10 round voyage, or BCI - C10 round voyage as reflected in daily reports.  The balance period of the charter will be based on 100% of the average of the daily rates of the BCI, as reflected in daily reports.  The duration of the time-charter is 10.5 to 14.5 months with payment being made in arrears less a 5.00% third party brokerage commission.  Genco maintains the option to convert the charter to a fixed rate based on 100% of Capesize FFA values.  The time charter is to commence on or about January 29, 2011.
(5) These charters include a 50% index-based profit sharing component above the respective base rates listed in the table. The profit sharing between the charterer and us for each 15-day period is calculated by taking the average over that period of the published Baltic Cape Index of the four time charter routes, as reflected in daily reports. If such average is more than the base rate payable under the charter, the excess amount is allocable 50% to each of the charterer and us. A third-party brokerage commission of 3.75% based on the profit sharing amount due to us is payable out of our share.
(6) The Genco Maximus delivered to Swissmarine Services S.A. on December 28, 2010.  The duration of the spot market-related time charter is 11 to 13.5 months with a hire payment based on 98.5% of the average of the daily rates of the BCI, as reflected in daily reports except for the first 30 days after initial delivery in which the hire will be based on the BCI - C10 round voyage at 98.5%.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert to a fixed rate based on Capesize FFA values at 98.5%.

(7) We have reached an agreement with Swissmarine Services S.A. for 10.5 to 13.5 months commencing on or about March 23, 2011 at a rate based on 100% of the Baltic Panamax Index, or BPI, as reflected in daily reports.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert to a fixed rate anytime after January 21, 2011, the date in which the spot-market related time charter was agreed upon, based on Panamax FFA values at 100%.
(8) The vessel completed its previous charter on January 10, 2011 and entered into drydocking for its scheduled maintenance.  We have reached an agreement with J. Aron & Company on a spot-market related time charter for 11 to 13.5 months at a rate based on 100% of the BPI, as reflected in daily reports except for the initial 40 days after delivery in which hire will be based on 100% of the Baltic Panamax P3A.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert to a fixed rate 10 months after delivery based on Panamax FFA values at 100%  The vessel is expected to deliver to the new time charter after completion of its drydocking on or about January 29, 2011.
(9) We have reached an agreement with Global Maritime Investments Ltd. on a spot-market related time charter for 10.5 to 13.5 months at a rate based on 100% of the BPI, as reflected in daily reports except for the initial 50 days after delivery in which hire will be based on 100% of the Baltic Panamax P3A.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert to a fixed rate 10 months after delivery based on Panamax FFA values at 100%  The vessel is to begin on its new rate on or about January 28, 2011.
(10) The rate for the spot market-related time charter will be based on 97% of the average of the daily rates of the BPI, as reflected in daily reports.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  The vessel delivered to its current charterer following the completion of its previous charter on December 16, 2010.  Genco maintains the option to convert the balance of any period after the intial 50 days and up to 9.5 months after delivery to a fixed rate based on Panamax FFA values at 97%.
(11) The charter for the Genco Thunder with BHP Billiton at a rate of $17,800 less a 5.00% third party brokerage commission began on November 18, 2010 and concluded December 23, 2010.  We have reached an agreement with Swissmarine Services S.A. to charter the Genco Thunder for 11 to 13.5 months with the rate to be based off 100% of the average of the daily rates of the BPI, as reflected in daily reports.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert the balance of any period after the initial 45 days at a fixed rate based on Panamax FFA values.
(12) The rate for the spot market-related time charter will be based on 102% of the average of the daily rates of the Baltic Supramax Index, or BSI, as reflected in daily reports.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  The Genco Warrior, Auvergne, Languedoc and Brittany delivered to their current charterers following the completion of their previous charters on December 15, 2010, November 30, 2010,  December 10, 2010 and January 14, 2011, respectively.    For the Warrior, Auvergne and Languedoc, the first 30 days after redelivery will be based on the Baltic Supramax Japan-South Korea/North Pacific or Australian Round Voyage (S2) at 102% while the Brittany is on that route for its initial 35 days. Genco maintains the option to convert the balance of any period after the initial 30 days to a fixed rate based on Supramax FFA values at 102% for the Warrior and 100% for the Auvergne, Languedoc and Brittany.
(13) A novation agreement was signed between Genco and Samsun Logix Corporation at a rate of $20,000 per day, less a 5% third party brokerage commission, with a minimum expiration of March 2011 and a maximum expiration of May 2011. The charter includes a 50% hire-based profit sharing component on the difference between the rate mentioned above and the rate that the charterer has sub-chartered the vessel at for the remainder of the contract's life. The gross effective rate for the duration of this charter is approximately $21,250 per day.
(14) We have reached an agreement with San Juan Navigation Corporation at a rate of $8,600 per day less a 5.00% third party brokerage commission.  Payment is to be made in advance.  The vessel delivered to its current charterer on January 18, 2011.
(15)  We have reached an agreement with Trafigura Beheer BV on a spot-market related time charter based on 100% of the average of the daily rates of the Baltic Supramax Index, or BSI, as reflected in daily reports except for the first 35 days after initial delivery in which hire is to be based on the BSI Japan-South Korea/North Pacific or Australia Round Voyage (S2) at 100%.  The duration of the charter is 10.5 to 13.5 months with payment being made in arrears less a 5.00% third party brokerage commission.  Genco maintains the option to convert to a fixed rate based on Supramax FFA values at 100%.  The vessel delivered to charterers on January 16, 2011.
(16) We have reached an agreement with Swissmarine Services S.A. for a minimum 11 months with a maximum expiration date of March 15, 2012 at a rate based on 90% of the average of the daily rates of the Baltic Supramax Index, or BSI, as reflected in daily reports except for the first 30 days after initial delivery in which hire payment will be based on the BSI Japan-South Korea/North Pacific or Australian Round Voyage (S2) at 90%.  Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert the balance period after the initial 30 days at a fixed rate based on Supramax FFA values at 90%.  The vessel will deliver to Swissmarine Services S.A. on or about January 28, 2011.
(17) We have reached an agreement with Klaveness Chartering at a rate of $12,750 per day for the first 30 days of the charter less a 5.00% third party brokerage commission and $14,150 for the remainder of the charter less a 5.00% third party brokerage commission.  The duration of the charter will be 8.5 to 11.5 months.  The vessel delivered to Klaveness Chartering on December 25, 2010.
(18) We have reached an agreement with Trafigura Beheer BV at a rate of $12,500 per day less a 5.00% third party brokerage commission.  The duration of the charter is a minimum of 2 months with a maximum expiration date of May 15, 2011 as we expect to drydock the vessel at that time.  The charter began on January 5, 2011.
(19) We have reached an agreement to enter these vessels into the LB/IVS Pool whereby Lauritzen Bulkers A/S acts as the pool manager. We can withdraw up to two vessels with three months’ notice and the remaining three vessels with 12 months’ notice.
(20)  The Genco Charger and Challenger delivered to their current charterer following the completion of their previous charters on January 14, 2011 and January 22, 2011 respectively.  The rate for the spot market-related time charters will be based on 100% of the average of the daily rates of the Baltic Handysize Index, or BHSI, as reflected in daily reports.  For the Challenger, the first 30 days after initial delivery will be paid based on the BSHI route 5 at 100% and thereafter will be based on 100% of the average of the daily rates of the BHSI. Hire will be paid every 15 days in arrears net of a 5.00% third party brokerage commission.  Genco maintains the option to convert the balance of any period at a fixed rate based on Handysize FFA values.
(21) The rate for the spot market-related time charter will be linked with a floor of $8,500 and a ceiling of $13,500 daily with a 50% profit sharing arrangement to apply to any amount above the ceiling. The rate will be based on 115% of the average of the daily rates of the Baltic Handysize Index, or BHSI, as reflected in daily reports. Hire will be paid every 15 days in advance net of a 5.00% third party brokerage commission.
(22) These vessels were acquired with existing time charters with below-market rates. As described in footnote 25, intangible liabilities will be amortized as an increase to voyage revenues over the minimum remaining terms of the applicable charters. Specifically, for the Genco Ocean and Genco Bay, the daily amount of amortization associated with them will be approximately $700 and $750 per day over the actual cash rate earned, respectively.
(23) Built & delivery dates for vessels being delivered in the future are estimates based on guidance received from the sellers and/or the respective shipyards.
(24) The rate for the spot market-related time charter will be based on 115% of the average of the daily rates of the BHSI, as reflected in daily reports. Hire will be paid every 15 days in advance net of a 5.00% third party brokerage commission.
(25) These vessels were acquired with existing time charters with below-market rates. For the time charters that are below-market, Genco is in the process of allocating the purchase price between the respective vessels and an intangible liability for the value assigned to the below-market charter-hire. This intangible liability will be amortized as an increase to voyage revenues over the minimum remaining terms of the applicable charters, at which point the respective liabilities will be amortized to zero and the vessels will begin earning the ‘‘Cash Daily Rate.’’ For cash flow purposes, Genco will continue to receive the rate presented in the ‘‘Cash Daily Rate’’ column until the charter expires.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this presentation are the following: (i) the completion of definitive documentation with respect to charters; (ii) charterers’ compliance with the terms of their charters in the current market environment; and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, the Company’s reports on Form 10-Q and Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE:  January 25, 2011

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)